Exhibit 10.2

EXECUTION VERSION

SECURITY AGREEMENT

SECURITY AGREEMENT (this “Agreement”), dated as of May 14, 2021, among (a) CREATD, INC., a Nevada corporation (the “Company”), (b) each investor identified on the signature page hereto and which are parties to the SPA referred to below (each, including its successors and assigns, an “Investor” and collectively, the “Investors”); and (c) LIND GLOBAL MACRO FUND, LP, as administrative agent (hereinafter, in such capacity, the “Agent”) for itself and the other Investors.

WHEREAS, the Company (a) and the Investors have entered into that certain Securities Purchase Agreement dated as of the date hereof (as amended and in effect from time to time, the “SPA”) and (b) issued to each Investor a Convertible Promissory Note dated as of the date hereof (each, as amended and in effect from time to time, a “Note” and collectively, the “Notes”); and

WHEREAS, it is a condition precedent to the Investors agreeing to make loans or otherwise extend credit to the Company under the SPA and the Notes that the Company execute and deliver to the Agent, for the benefit of the Agent and the Investors, a security agreement in substantially the form hereof; and

WHEREAS, the Company wishes to grant a security interest in favor of the Agent of the benefit of the Agent and the Investors;

NOW, THEREFORE, in consideration of the promises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Definitions. All capitalized terms used herein without definitions shall have the respective meanings provided therefor in the SPA. The term “State”, as used herein, means the State of New York. All terms defined in the Uniform Commercial Code of the State and used herein shall have the same definitions herein as specified therein. However, if a term is defined in Article 9 of the Uniform Commercial Code of the State differently than in another Article of the Uniform Commercial Code of the State, the term has the meaning specified in Article 9, and the following terms shall have the following meanings:

“Event of Default” means the occurrence of any “Event of Default” under and as defined in each of the SPA and any Note, or the failure of the Company to comply with any term or covenant of any Transaction Document (including this Agreement) to which it is a party.

“Existing Lien” means the Lien granted in favor of Arthur Rosen and Eric Goldberg (collectively, the “Existing Secured Parties”) pursuant to that certain Security Agreement dated as of September 15, 2020 by the Company in favor of the Existing Secured Parties in the “Collateral” (as such term is defined therein) (the “Specified Collateral”).

“Indebtedness” has the meaning set forth in each Note.

“Intercreditor Agreement” means that certain Intercreditor and Subordination Agreement dated as of the date hereof by and among the Existing Secured Parties, the Company and the Agent, as the same may be amended, restated, modified and/or supplemented from time to time in accordance with the terms thereof.

“Lien” means any mortgage, charge, pledge, hypothecation, security interest, assignment by way of security, lien (statutory or otherwise), encumbrance, conditional sale agreement, capital lease, financing lease, deposit arrangement, title retention agreement, and any other agreement, trust or arrangement that in substance secures payment or performance of an obligation.

“Obligations” means, collectively, (a) all debts, liabilities and obligations, present or future, direct or indirect, absolute or contingent, matured or unmatured, at any time or from time to time due or accruing due and owing by or otherwise payable by the Company to the Agent or any Investor in any currency, under, in connection with or pursuant to the any Transaction Document (including, without limitation, this Agreement), and whether incurred by the Company alone or jointly with another or others and whether as principal, guarantor or surety and in whatever name or style and (b) all expenses, costs and charges actually incurred by or on behalf of the Agent or any Investor in connection with any Transaction Document (including this Agreement) or the Collateral, including all legal fees, court costs, receiver’s or agent’s remuneration and other expenses of taking possession of, repairing, protecting, insuring, preparing for disposition, realizing, collecting, selling, transferring, delivering or obtaining payment for the Collateral, and of taking, defending or participating in any action or proceeding in connection with any of the foregoing matters or otherwise in connection with the Agent’s or any Investor’s interest in any Collateral.

“Permitted Lien” means any of the following: (a) mechanics and materialman Liens and other statutory Liens (including Liens for taxes, fees, assessments and other governmental charges or levies) in respect of any amount (i) which is not at the time overdue or (ii) which may be overdue but the validity of which is being contested at the time in good faith by appropriate proceedings and for which the Company has maintained adequate reserves, in each case so long as the holder of such Lien has not taken any action to foreclose or otherwise exercise any remedies with respect to such Lien; (b) Liens in favor of the Agent for the benefit of the Agent and the Investors; (c) Liens existing on the Closing Date and listed on Schedule 1 hereto; (d) Liens securing Indebtedness or other liabilities in respect of capital leases, synthetic lease obligations and purchase money obligations for fixed or capital assets, provided that (i) the aggregate amount of all such Indebtedness or other liabilities at any time outstanding does not exceed $150,000, (ii) such Liens do not at any time encumber any property other than the property financed by such Indebtedness and (ii) the Indebtedness secured thereby does not exceed the cost or fair market value, whichever is lower, of the property being acquired on the date of acquisition; (f) the Existing Liens and (g) Liens which are permitted in writing by the Agent and the Required Holders in their sole and absolute discretion.

2. Grant of Security Interest.

2.1. Grant; Collateral Description. The Company hereby grants to the Agent, for the benefit of the Agent and the Investors, to secure the payment and performance in full of all of the Obligations, a security interest in and pledges and assigns to the Agent, for the benefit of the Agent and the Investors, the following properties, assets and rights of the Company, wherever located, whether now owned or hereafter acquired or arising, and all proceeds and products thereof (all of the same being hereinafter called the “Collateral”): all personal and fixture property of every kind and nature including all goods (including inventory, equipment and accessions thereto), instruments (including promissory notes), documents (including tangible or electronic), accounts (including health-care-insurance receivables), chattel paper (whether tangible or electronic), deposit accounts, letter-of-credit rights (whether or not the letter of credit is evidenced by a writing), commercial tort claims, securities and all other investment property, supporting obligations, any other contract rights or rights to the payment of money, insurance claims and proceeds, tort claims and all general intangibles (including all payment intangibles).

2.2. Commercial Tort Claims. The Agent acknowledges that the attachment of its security interest in any commercial tort claim as original collateral is subject to the Company’s compliance with §4.7.

3. Authorization to File Financing Statements. The Company hereby irrevocably authorizes the Agent at any time and from time to time to file in any filing office in any Uniform Commercial Code jurisdiction any initial financing statements and amendments thereto that (a) indicate the Collateral (i) as all assets of the Company or words of similar effect, regardless of whether any particular asset comprised in the Collateral falls within the scope of Article 9 of the Uniform Commercial Code of the State or such jurisdiction, or (ii) as being of an equal or lesser scope or with greater detail, and (b) provide any other information required by part 5 of Article 9 of the Uniform Commercial Code of the State or such other jurisdiction for the sufficiency or filing office acceptance of any financing statement or amendment, including whether the Company is an organization, the type of organization and any organizational identification number issued to the Company. The Company agrees to furnish any such information to the Agent promptly upon request. The Company also ratifies its authorization for the Agent to have filed in any Uniform Commercial Code jurisdiction any like initial financing statements or amendments thereto if filed prior to the date hereof.

4. Other Actions. Further to insure the attachment, perfection and first priority of, and the ability of the Agent to enforce, the Agent’s security interest in the Collateral, the Company agrees, in each case at the Company’s expense, to take the following actions with respect to the following Collateral and without limitation on the Company’s other obligations contained in this Agreement:

4.1. Promissory Notes and Tangible Chattel Paper. If the Company shall, now or at any time hereafter, hold or acquire any promissory notes or tangible chattel paper, the Company shall forthwith endorse, assign and deliver the same to the Agent, accompanied by such instruments of transfer or assignment duly executed in blank as the Agent may from time to time specify.

4.2. Deposit Accounts. For each deposit account that the Company, now or at any time hereafter, opens or maintains, the Company shall, at the Agent’s request and option, pursuant to an agreement in form and substance satisfactory to the Agent, either (a) cause the depositary bank to agree to comply without further consent of the Company, at any time with instructions from the Agent to such depositary bank directing the disposition of funds from time to time credited to such deposit account, or (b) arrange for the Agent to become the customer of the depositary bank with respect to the deposit account, with the Company being permitted, only with the consent of the Agent, to exercise rights to withdraw funds from such deposit account. The Agent agrees with the Company that the Agent shall not give any such instructions or withhold any withdrawal rights from the Company, unless an Event of Default has occurred and is continuing, or, if effect were given to any withdrawal not otherwise permitted by the Transaction Documents, would occur. The provisions of this paragraph shall not apply to any deposit accounts specially and exclusively used for payroll, payroll taxes and other employee wage and benefit payments to or for the benefit of the Company’s salaried employees.

4.3. Investment Property. If the Company shall, now or at any time hereafter, hold or acquire any certificated securities, the Company shall forthwith endorse, assign and deliver the same to the Agent, accompanied by such instruments of transfer or assignment duly executed in blank as the Agent may from time to time specify. If any securities now or hereafter acquired by the Company are uncertificated and are issued to the Company or its nominee directly by the issuer thereof, the Company shall immediately notify the Agent thereof and, at the Agent’s request and option, pursuant to an agreement in form and substance satisfactory to the Agent, either (a) cause the issuer to agree to comply without further consent of the Company or such nominee, at any time with instructions from the Agent as to such securities, or (b) arrange for the Agent to become the registered owner of the securities. If any securities, whether certificated or uncertificated, or other investment property now or hereafter acquired by the Company are held by the Company or its nominee through a securities intermediary or commodity intermediary, the Company shall immediately notify the Agent thereof and, at the Agent’s request and option, pursuant to an agreement in form and substance satisfactory to the Agent, either (i) cause such securities intermediary or (as the case may be) commodity intermediary to agree to comply, in each case without further consent of the Company or such nominee, at any time with entitlement orders or other instructions from the Agent to such securities intermediary as to such securities or other investment property, or (as the case may be) to apply any value distributed on account of any commodity contract as directed by the Agent to such commodity intermediary, or (ii) in the case of financial assets or other investment property held through a securities intermediary, arrange for the Agent to become the entitlement holder with respect to such investment property, with the Company being permitted, only with the consent of the Agent, to exercise rights to withdraw or otherwise deal with such investment property. The Agent agrees with the Company that the Agent shall not give any such entitlement orders or instructions or directions to any such issuer, securities intermediary or commodity intermediary, and shall not withhold its consent to the exercise of any withdrawal or dealing rights by the Company, unless an Event of Default has occurred and is continuing, or, after giving effect to any such investment and withdrawal rights not otherwise permitted by the Transaction Documents, would occur.

4.4. Collateral in the Possession of a Bailee. If any Collateral is, now or at any time hereafter, in the possession of a bailee, the Company shall promptly notify the Agent thereof and, at the Agent’s request and option, shall promptly obtain an acknowledgement from the bailee, in form and substance satisfactory to the Agent, that the bailee holds such Collateral for the benefit of the Agent and such bailee’s agreement to comply, without further consent of the Company, at any time with instructions of the Agent as to such Collateral. The Agent agrees with the Company that the Agent shall not give any such instructions unless an Event of Default has occurred and is continuing or would occur after taking into account any action by the Company with respect to the bailee.

4.5. Electronic Chattel Paper, Electronic Documents and Transferable Records. If the Company, now or at any time hereafter, holds or acquires an interest in any electronic chattel paper, any electronic document or any “transferable record,” as that term is defined in Section 201 of the federal Electronic Signatures in Global and National Commerce Act, or in §16 of the Uniform Electronic Transactions Act as in effect in any relevant jurisdiction, the Company shall promptly notify the Agent thereof and, at the request and option of the Agent, shall take such action as the Agent may reasonably request to vest in the Agent control, under §9-105 of the Uniform Commercial Code of the State or any other relevant jurisdiction, of such electronic chattel paper, control, under §7-106 of the Uniform Commercial Code of the State or any other relevant jurisdiction, of such electronic document or control, under Section 201 of the federal Electronic Signatures in Global and National Commerce Act or, as the case may be, §16 of the Uniform Electronic Transactions Act, as so in effect in such jurisdiction, of such transferable record.

4.6. Letter-of-Credit Rights. If the Company is, now or at any time hereafter, a beneficiary under a letter of credit now or hereafter, the Company shall promptly notify the Agent thereof and, at the request and option of the Agent, the Company shall, pursuant to an agreement in form and substance satisfactory to the Agent, either (a) arrange for the issuer and any confirmer of such letter of credit to consent to an assignment to the Agent of the proceeds of the letter of credit or (b) arrange for the Agent to become the transferee beneficiary of the letter of credit.

4.7. Commercial Tort Claims. If the Company shall, now or at any time hereafter, hold or acquire a commercial tort claim, the Company shall immediately notify the Agent in a writing signed by the Company of the particulars thereof and grant to the Agent, for the benefit of the Agent and the Investors, in such writing a security interest therein and in the proceeds thereof, all upon the terms of this Agreement, with such writing to be in form and substance satisfactory to the Agent.

4.8. Other Actions as to any and all Collateral. The Company further agrees, upon the request of the Agent and at the Agent’s option, to take any and all other actions as the Agent may determine to be necessary or useful for the attachment, perfection and first priority of, and the ability of the Agent to enforce, the Agent’s security interest in any and all of the Collateral, including (a) executing, delivering and, where appropriate, filing financing statements and amendments relating thereto under the Uniform Commercial Code of any relevant jurisdiction, to the extent, if any, that the Company’s signature thereon is required therefor, (b) causing the Agent’s name to be noted as secured party on any certificate of title for a titled good if such notation is a condition to attachment, perfection or priority of, or ability of the Agent to enforce, the Agent’s security interest in such Collateral, (c) complying with any provision of any statute, regulation or treaty of the United States as to any Collateral if compliance with such provision is a condition to attachment, perfection or priority of, or ability of the Agent to enforce, the Agent’s security interest in such Collateral, (d) obtaining governmental and other third party waivers, consents and approvals, in form and substance satisfactory to the Agent, including any consent of any licensor, lessor or other person obligated on Collateral, (e) obtaining waivers from mortgagees and landlords in form and substance satisfactory to the Agent and (f) taking all actions under any earlier versions of the Uniform Commercial Code or under any other law, as reasonably determined by the Agent to be applicable in any relevant Uniform Commercial Code or other jurisdiction, including any foreign jurisdiction.

4.9. Trademark Assignments. Concurrently herewith the Company is executing and delivering to the Agent the Trademark Assignment pursuant to which the Company is assigning to the Secured Party certain Collateral consisting of trademarks and trademark rights, together with the goodwill appurtenant thereto. The provisions of the Trademark Assignment are supplemental to the provisions of this Agreement, and nothing contained in the Trademark Assignment shall derogate from any of the rights or remedies of the Agent hereunder. Nor shall anything contained in the Trademark Assignment be deemed to prevent or extend the time of attachment or perfection of any security interest in such Collateral created hereby.

5. Representations and Warranties Concerning Company’s Legal Status. The Company has, on the date hereof, delivered to the Agent a certificate signed by the Company and entitled “Perfection Certificate” (the “Perfection Certificate”). The Company represents and warrants to the Agent as follows: as of the date hereof (a) the Company’s exact legal name is that indicated on the Perfection Certificate and on the signature page hereof, (b) the Company is an organization of the type, and is organized in the jurisdiction, set forth in the Perfection Certificate, (c) the Perfection Certificate accurately sets forth the Company’s organizational identification number or accurately states that the Company has none, (d) the Perfection Certificate accurately sets forth the Company’s place of business or, if more than one, its chief executive office, as well as the Company’s mailing address, if different, (e) all other information set forth on the Perfection Certificate pertaining to the Company is accurate and complete, and (f) there has been no change in any of such information since the date on which the Perfection Certificate was signed and delivered to the Agent by the Company.

6. Covenants Concerning the Company’s Legal Status. The Company covenants with the Agent and the other Investors as follows: (a) without providing at least thirty (30) days prior written notice to the Agent, the Company will not change its name, its place of business or, if more than one, chief executive office, or its mailing address, and (b) the Company will not change its type of organization, jurisdiction of organization or other legal structure.

Representations and Warranties Concerning Collateral, Etc. The Company further represents and warrants to the Agent and the Investors as follows: (a) the Company is the owner of the Collateral, free from any right or claim of any person or any adverse lien, except for the security interest created by this Agreement and other Permitted Liens, (b) none of the Collateral constitutes, or is the proceeds of, “farm products” as defined in §9-102(a)(34) of the Uniform Commercial Code of the State, (c) none of the account debtors or other persons obligated on any of the Collateral is a governmental authority covered by the Federal Assignment of Claims Act or like federal, state or local statute or rule in respect of such Collateral, (d) the Company holds no commercial tort claim except as indicated on the Company’s Perfection Certificate, (e) the Company has at all times operated its business in compliance with all applicable provisions of the federal Fair Labor Standards Act, as amended, and with all applicable provisions of federal, state and local statutes and ordinances dealing with the control, shipment, storage or disposal of hazardous materials or substances, (f) there has been no change in any of such information since the date on which the Company’s Perfection Certificate was signed and delivered to the Agent by the Company.

8. Covenants Concerning Collateral, Etc. The Company further covenants with the Agent and the Investors as follows: (a) the Collateral, to the extent not delivered to the Agent pursuant to §4, will be kept at those locations listed on the Perfection Certificate and the Company will not remove the Collateral from such locations, without providing at least 30 days prior written notice to the Agent, (b) except for the security interest herein granted, the Company shall be the owner of the Collateral free from any right or claim of any other person or any lien (other than Permitted Liens), and the Company shall defend the same against all claims and demands of all persons at any time claiming the same or any interests therein adverse to the Agent or any Investor, (c) the Company shall not pledge, mortgage or create, or suffer to exist any right of any person in or claim by any person to the Collateral, or any lien in the Collateral in favor of any person, or become bound (as provided in Section 9-203(d) of the Uniform Commercial Code of the State or any other relevant jurisdiction or otherwise) by a security agreement in favor of any person as secured party, other than the Agent, except for Permitted Liens, (d) the Company will keep the Collateral in good order and repair and will not use the same in violation of law or any policy of insurance thereon, (e) the Company will permit the Agent, or its designee, to inspect the Collateral at any reasonable time, wherever located, (f) the Company will pay promptly when due all taxes, assessments, governmental charges and levies upon the Collateral or incurred in connection with the use or operation of the Collateral or incurred in connection with this Agreement, (g) the Company will continue to operate, its business in compliance with all applicable provisions of the federal Fair Labor Standards Act, as amended, and with all applicable provisions of federal, state and local statutes and ordinances dealing with the control, shipment, storage or disposal of hazardous materials or substances, and (h) the Company will not sell or otherwise dispose, or offer to sell or otherwise dispose, of the Collateral or any interest therein except for sales and leases of inventory in the ordinary course of business.

9. Insurance.

9.1. Maintenance of Insurance. The Company will maintain with financially sound and reputable insurers insurance with respect to its properties and business against such casualties and contingencies as shall be in accordance with general practices of businesses engaged in similar activities in similar geographic areas. Such insurance shall be in such minimum amounts that each the Company will not be deemed a co-insurer under applicable insurance laws, regulations and policies and otherwise shall be in such amounts, contain such terms, be in such forms and be for such periods as may be reasonably satisfactory to the Agent. Without limiting the foregoing, the Company will (a) keep all of its physical property insured with casualty or physical hazard insurance on an “all risks” basis, with broad form flood and earthquake coverages and electronic data processing coverage, with a full replacement cost endorsement and an “agreed amount” clause in an amount equal to 100% of the full replacement cost of such property, (b) maintain all such workers’ compensation or similar insurance as may be required by law and (c) maintain, in amounts and with deductibles equal to those generally maintained by businesses engaged in similar activities in similar geographic areas, general public liability insurance against claims of bodily injury, death or property damage occurring, on, in or about the properties of the Company; business interruption insurance; and product liability insurance.

9.2. Insurance Proceeds. The proceeds of any casualty insurance in respect of any casualty loss of any of the Collateral shall, subject to the rights, if any, of other parties with an interest having priority in the property covered thereby, (a) so long as no Event of Default has occurred and is continuing and to the extent that the amount of such proceeds is less than $100,000, be disbursed to the Company for direct application by the Company solely to the repair or replacement of the Company’s property so damaged or destroyed and (b) in all other circumstances, be held by the Agent as cash collateral for the Obligations. The Agent may, at its sole option, disburse from time to time all or any part of such proceeds so held as cash collateral, upon such terms and conditions as the Agent may reasonably prescribe, for direct application by the Company solely to the repair or replacement of the Company’s property so damaged or destroyed, or the Agent may apply all or any part of such proceeds to the Obligations.

9.3. Continuation of Insurance. In the event of failure by the Company to provide and maintain insurance as herein provided, the Agent may, at its option, provide such insurance and charge the amount thereof to the Company. The Company shall furnish the Agent, at the request of the Agent, with certificates of insurance and policies evidencing compliance with the foregoing insurance provision.

10. Collateral Protection Expenses; Preservation of Collateral.

10.1. Expenses Incurred by Agent. In the Agent’s discretion, the Agent may discharge taxes and other encumbrances at any time levied or placed on any of the Collateral, maintain any of the Collateral, make repairs thereto and pay any necessary filing fees or insurance premiums, in each case if the Company fails to do so. The Company agrees to reimburse the Agent on demand for all expenditures so made. The Agent shall have no obligation to the Company to make any such expenditures, nor shall the making thereof be construed as a waiver or cure of any default or Event of Default.

10.2. Agent’s Obligations and Duties. Anything herein to the contrary notwithstanding, the Company shall remain obligated and liable under each contract or agreement comprised in the Collateral to be observed or performed by the Company thereunder. Neither the Agent nor any Investor shall have any obligation or liability under any such contract or agreement by reason of or arising out of this Agreement or the receipt by the Agent or any Investor of any payment relating to any of the Collateral, nor shall the Agent nor any Investor be obligated in any manner to perform any of the obligations of the Company under or pursuant to any such contract or agreement, to make inquiry as to the nature or sufficiency of any payment received by the Agent or any Investor in respect of the Collateral or as to the sufficiency of any performance by any party under any such contract or agreement, to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts which may have been assigned to the Agent or to which the Agent or any Investor may be entitled at any time or times. The Agent’s sole duty with respect to the custody, safe keeping and physical preservation of the Collateral in its possession, under §9-207 of the Uniform Commercial Code of the State or otherwise, shall be to deal with such Collateral in the same manner as the Agent deals with similar property for its own account.

11. Securities and Deposits. The Agent may at any time following and during the continuance of a default or an Event of Default, at its option, transfer to itself or any nominee any securities constituting Collateral, receive any income thereon and hold such income as additional Collateral or apply it to the Obligations. Whether or not any Obligations are due, the Agent may following and during the continuance of a default or Event of Default demand, sue for, collect, or make any settlement or compromise which it deems desirable with respect to the Collateral. Regardless of the adequacy of Collateral or any other security for the Obligations, any deposits or other sums at any time credited by or due from the Agent or any Investor to the Company may at any time be applied to or set off against any of the Obligations.

12. Notification to Account Debtors and Other Persons Obligated on Collateral. If an Event of Default shall have occurred and be continuing, the Company shall, at the request and option of the Agent, notify account debtors and other persons obligated on any of the Collateral of the security interest of the Agent in any account, chattel paper, general intangible, instrument or other Collateral and that payment thereof is to be made directly to the Agent or to any financial institution designated by the Agent as the Agent’s agent therefor, and the Agent may itself, if an Event of Default shall have occurred and be continuing, without notice to or demand upon the Company, so notify account debtors and other persons obligated on Collateral. After the making of such a request or the giving of any such notification, the Company shall hold any proceeds of collection of accounts, chattel paper, general intangibles, instruments and other Collateral received by the Company as trustee for the Agent, for the benefit of the Investors, without commingling the same with other funds of the Company and shall turn the same over to the Agent in the identical form received, together with any necessary endorsements or assignments. The Agent shall apply the proceeds of collection of accounts, chattel paper, general intangibles, instruments and other Collateral received by the Agent to the Obligations, such proceeds to be immediately credited after final payment in cash or other immediately available funds of the items giving rise to them.

13. Power of Attorney.

13.1. Appointment and Powers of Agent. The Company hereby irrevocably constitutes and appoints the Agent and any officer or agent thereof, with full power of substitution, as its true and lawful attorneys-in-fact with full irrevocable power and authority in the place and stead of the Company or in the Agent’s own name, for the purpose of carrying out the terms of this Agreement, to take any and all appropriate action and to execute any and all documents and instruments that may be necessary or useful to accomplish the purposes of this Agreement and, without limiting the generality of the foregoing, hereby gives said attorneys the power and right, on behalf of the Company, without notice to or assent by the Company, to do the following:

(a) upon the occurrence and during the continuance of an Event of Default, generally to sell, transfer, pledge, make any agreement with respect to or otherwise dispose of or deal with any of the Collateral in such manner as is consistent with the Uniform Commercial Code of the State or any other relevant jurisdiction and as fully and completely as though the Agent were the absolute owner thereof for all purposes, and to do, at the Company’s expense, at any time, or from time to time, all acts and things which the Agent deems necessary or useful to protect, preserve or realize upon the Collateral and the Agent’s security interest therein, in order to effect the intent of this Agreement, all no less fully and effectively as the Company might do, including (i) the filing and prosecuting of registration and transfer applications with the appropriate federal, state or local agencies or authorities with respect to trademarks, copyrights and patentable inventions and processes, (ii) upon written notice to the Company, the exercise of voting rights with respect to voting securities, which rights may be exercised, if the Agent so elects, with a view to causing the liquidation of assets of the issuer of any such securities and (iii) the execution, delivery and recording, in connection with any sale or other disposition of any Collateral, of the endorsements, assignments or other instruments of conveyance or transfer with respect to such Collateral; and

(b) to the extent that the Company’s authorization given in §3 is not sufficient, to file such financing statements with respect hereto, with or without the Company’s signature, or a photocopy of this Agreement in substitution for a financing statement, as the Agent may deem appropriate and to execute in the Company’s name such financing statements and amendments thereto and continuation statements which may require the Company’s signature.

13.2. Ratification by Company. To the extent permitted by law, the Company hereby ratifies all that said attorneys shall lawfully do or cause to be done by virtue hereof. This power of attorney is a power coupled with an interest and is irrevocable.

13.3. No Duty on Agent. The powers conferred on the Agent hereunder are solely to protect the interests of the Agent and the Investors in the Collateral and shall not impose any duty upon the Agent to exercise any such powers. The Agent shall be accountable only for the amounts that it actually receives as a result of the exercise of such powers, and neither it nor any of its officers, directors, employees or agents shall be responsible to the Company for any act or failure to act, except for the Agent’s own gross negligence or willful misconduct.

14. Rights and Remedies. If an Event of Default shall have occurred and be continuing, the Agent, without any other notice to or demand upon the Company, shall have in any jurisdiction in which enforcement hereof is sought, in addition to all other rights and remedies, the rights and remedies of a secured party under the Uniform Commercial Code of the State or any other relevant jurisdiction and any additional rights and remedies as may be provided to a secured party in any jurisdiction in which Collateral is located, including the right to take possession of the Collateral, and for that purpose the Agent may, so far as the Company can give authority therefor, enter upon any premises on which the Collateral may be situated and remove the same therefrom. The Agent may in its discretion require the Company to assemble all or any part of the Collateral at such location or locations within the jurisdiction(s) of the Company’s principal office(s) or at such other locations as the Agent may reasonably designate. Unless the Collateral is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market, the Agent shall give to the Company at least five (5) Business Days prior written notice of the time and place of any public sale of Collateral or of the time after which any private sale or any other intended disposition is to be made. The Company hereby acknowledges that five (5) Business Days prior written notice of such sale or sales shall be reasonable notice. In addition, the Company waives any and all rights that it may have to a judicial hearing in advance of the enforcement of any of the Agent’s rights and remedies hereunder, including its right following an Event of Default to take immediate possession of the Collateral and to exercise its rights and remedies with respect thereto.

15. Standards for Exercising Rights and Remedies. To the extent that applicable law imposes duties on the Agent to exercise remedies in a commercially reasonable manner, the Company acknowledges and agrees that it is not commercially unreasonable for the Agent (a) to fail to incur expenses reasonably deemed significant by the Agent to prepare Collateral for disposition or otherwise to fail to complete raw material or work in process into finished goods or other finished products for disposition, (b) to fail to obtain third party consents for access to Collateral to be disposed of, or to obtain or, if not required by other law, to fail to obtain governmental or third party consents for the collection or disposition of Collateral to be collected or disposed of, (c) to fail to exercise collection remedies against account debtors or other persons obligated on Collateral or to fail to remove Liens on or any adverse claims against Collateral, (d) to exercise collection remedies against account debtors and other persons obligated on Collateral directly or through the use of collection agencies and other collection specialists, (e) to advertise dispositions of Collateral through publications or media of general circulation, whether or not the Collateral is of a specialized nature, (f) to contact other persons, whether or not in the same business as the Company, for expressions of interest in acquiring all or any portion of the Collateral, (g) to hire one or more professional auctioneers to assist in the disposition of Collateral, whether or not the collateral is of a specialized nature, (h) to dispose of Collateral by utilizing Internet sites that provide for the auction of assets of the types included in the Collateral or that have the reasonable capability of doing so, or that match buyers and sellers of assets, (i) to dispose of assets in wholesale rather than retail markets, (j) to disclaim disposition warranties, (k) to purchase insurance or credit enhancements to insure the Agent against risks of loss, collection or disposition of Collateral or to provide to the Agent a guaranteed return from the collection or disposition of Collateral, or (l) to the extent deemed appropriate by the Agent, to obtain the services of brokers, investment bankers, consultants and other professionals to assist the Agent in the collection or disposition of any of the Collateral. The Company acknowledges that the purpose of this §15 is to provide non-exhaustive indications of what actions or omissions by the Agent would fulfill the Agent’s duties under the Uniform Commercial Code of the State or any other relevant jurisdiction in the Agent’s exercise of remedies against the Collateral and that other actions or omissions by the Agent shall not be deemed to fail to fulfill such duties solely on account of not being indicated in this §15. Without limitation upon the foregoing, nothing contained in this §16 shall be construed to grant any rights to the Company or to impose any duties on the Agent that would not have been granted or imposed by this Agreement or by applicable law in the absence of this §15.

16. No Waiver by Agent, etc. The Agent shall not be deemed to have waived any of its rights and remedies in respect of the Obligations or the Collateral unless such waiver shall be in writing and signed by the Agent with the consent of the Requisite Holders or greater percentage of Lenders as may be required under the SPA. No delay or omission on the part of the Agent in exercising any right or remedy shall operate as a waiver of such right or remedy or any other right or remedy. A waiver on any one occasion shall not be construed as a bar to or waiver of any right or remedy on any future occasion. All rights and remedies of the Agent with respect to the Obligations or the Collateral, whether evidenced hereby or by any other instrument or papers, shall be cumulative and may be exercised singularly, alternatively, successively or concurrently at such time or at such times as the Agent deems expedient.

17. Suretyship Waivers by Companies. The Company waives demand, notice, protest, notice of acceptance of this Agreement, notice of loans made, credit extended, Collateral received or delivered or other action taken in reliance hereon and all other demands and notices of any description. With respect to both the Obligations and the Collateral, the Company assents to any extension or postponement of the time of payment or any other indulgence, to any substitution, exchange or release of or failure to perfect any security interest in any Collateral, to the addition or release of any party or person primarily or secondarily liable, to the acceptance of partial payment thereon and the settlement, compromising or adjusting of any thereof, all in such manner and at such time or times as the Agent may deem advisable. The Agent shall have no duty as to the collection or protection of the Collateral or any income therefrom, the preservation of rights against prior parties, or the preservation of any rights pertaining thereto beyond the safe custody thereof as set forth in §10.2. The Company further waives any and all other suretyship defenses.

18. Marshaling. Neither the Agent nor any Investor shall be required to marshal any present or future collateral security (including but not limited to the Collateral) for, or other assurances of payment of, the Obligations or any of them or to resort to such collateral security or other assurances of payment in any particular order, and all of the rights and remedies of the Agent or any Investor hereunder and of the Agent or any Investor in respect of such collateral security and other assurances of payment shall be cumulative and in addition to all other rights and remedies, however existing or arising. To the extent that it lawfully may, the Company hereby agrees that it will not invoke any law relating to the marshaling of collateral which might cause delay in or impede the enforcement of the Agent’s rights and remedies under this Agreement or under any other instrument creating or evidencing any of the Obligations or under which any of the Obligations is outstanding or by which any of the Obligations is secured or payment thereof is otherwise assured, and, to the extent that it lawfully may, the Company hereby irrevocably waives the benefits of all such laws.

19. Proceeds of Dispositions; Expenses. The Company shall pay to the Agent on demand any and all expenses, including reasonable attorneys’ fees and disbursements, incurred or paid by the Agent in protecting, preserving or enforcing the Agent’s rights and remedies under or in respect of any of the Obligations or any of the Collateral. After deducting all of said expenses, the residue of any proceeds of collection or sale or other disposition of Collateral shall, to the extent actually received in cash, be applied to the payment of the Obligations in such order or preference as is provided in the SPA, proper allowance and provision being made for any Obligations not then due. Upon the final payment and satisfaction in full of all of the Obligations and after making any payments required by Sections 9-608(a)(1)(C) or 9-615(a)(3) of the Uniform Commercial Code of the State, any excess shall be returned to the Company. In the absence of final payment and satisfaction in full of all of the Obligations, the Company shall remain liable for any deficiency.

20. Overdue Amounts. Until paid, all amounts due and payable by the Company hereunder shall be a debt secured by the Collateral and shall bear, whether before or after judgment, interest at the rate of interest for overdue principal set forth in the Transaction Documents.

21. Governing Law; Consent to Jurisdiction.

(a) THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

(b) THE COMPANY IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE NONEXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK SITTING IN MANHATTAN COUNTY AND OF THE UNITED STATES DISTRICT COURT OF THE SOUTHERN DISTRICT OF NEW YORK, AND ANY APPELLATE COURT FROM ANY THEREOF, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER TRANSACTION DOCUMENT, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, AND EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE COURT OR, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, IN SUCH FEDERAL COURT. EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING IN THIS AGREEMENT OR IN ANY OTHER TRANSACTION DOCUMENT SHALL AFFECT ANY RIGHT THAT THE AGENT OR ANY OTHER SECURED PARTY MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER TRANSACTION DOCUMENT AGAINST THE COMPANY OR ITS PROPERTIES IN THE COURTS OF ANY JURISDICTION.

(c) THE COMPANY IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER TRANSACTION DOCUMENT IN ANY COURT REFERRED TO IN PARAGRAPH (b) OF THIS SECTION. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT.

(d) EACH PARTY HERETO IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN THE NOTE. NOTHING IN THIS AGREEMENT WILL AFFECT THE RIGHT OF ANY PARTY HERETO TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY APPLICABLE LAW.

22. Waiver of Jury Trial. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER TRANSACTION DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). Except as prohibited by law, THE COMPANY hereby waives any right which it may have to claim or recover in any litigation referred to in the preceding sentence any special, exemplary, punitive or consequential damages or any damages other than, or in addition to, actual damages. EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER TRANSACTION DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

23. Notices. All notices, requests and other communications hereunder shall be made in the manner set forth in the SPA.

24. Agent Provisions.

24.1. Appointment. Each of the Investors hereby irrevocably appoints Lind Global Macro Fund LP to act on its behalf as the Agent hereunder and under the other Transaction Documents and authorizes the Agent to take such actions on its behalf and to exercise such powers as are delegated to the Agent by the terms hereof or thereof, together with such actions and powers as are reasonably incidental thereto. Each Investor acknowledges that it shall have no right to instruct the Agent to take any action hereunder, and all such instructions shall only be given by the Requisite Holders. The provisions hereof are solely for the benefit of the Agent and the Investors, and the Company shall not have rights as a third party beneficiary of any of such provisions. It is understood and agreed that the use of the term “agent” herein or in any other Transaction Documents (or any other similar term) with reference to the Agent is not intended to connote any fiduciary or other implied (or express) obligations arising under agency doctrine of any applicable law. Instead such term is used as a matter of market custom, and is intended to create or reflect only an administrative relationship between contracting parties. To the extent the Agent resigns and the successor Agent is an Investor hereunder, then the Person serving as the Agent hereunder shall have the same rights and powers in its capacity as an Investor as any other Investor and may exercise the same as though it were not the Agent and the term “Investor” or “Investors” shall, unless otherwise expressly indicated or unless the context otherwise requires, include the Person serving as the Agent hereunder in its individual capacity. Such Person and its affiliates may accept deposits from, lend money to, own securities of, act as the financial advisor or in any other advisory capacity for and generally engage in any kind of business with the Company or any subsidiary or other affiliate thereof as if such person were not the Agent hereunder and without any duty to account therefor to the Investors. The parties agree that after the exercise of remedies provide for herein (or after any amounts have become automatically due and payable pursuant to the terms of any Transaction Document), any amounts received by the Agent hereunder shall, subject to the terms of the Intercreditor Agreement, be applied to the Agent as follows: (1) first, the payment of any fees, indemnities, expenses or other charges (including fees, charges and disbursements of counsel to the Agent) payable to the Agent in its capacity as such; and (2) second, to the payment of the Obligations, ratably among the Investors based on each Investor’s percentage of the aggregate of all the Investors’ Obligations and, to the extent provided for in the Intercreditor Agreement, to the payment of the obligations owing to the Existing Secured Parties; and (3) third, the balance, if any, after all of the Obligations have been indefeasibly paid in full, to the Borrower or as otherwise required by Law.

24.2. Limited Duties; Not a Fiduciary. The Agent shall not have any duties or obligations except those expressly set forth herein and in the other Transaction Documents, and its duties hereunder shall be administrative in nature (and, subject to the provisions hereof, the Agent shall take remedial actions hereunder at the direction of the Requisite Holders). Without limiting the generality of the foregoing, the Agent:

(i) shall not be subject to any fiduciary or other implied duties, regardless of whether a default or Event of Default has occurred and is continuing;

(ii) shall not have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated hereby or by the other Transaction Documents that the Agent is required to exercise as directed in writing by the Requisite Holders (or such other number or percentage of the Investors as shall be expressly provided for herein or in the other Transaction Documents), provided, that the Agent shall not be required to take any action that, in its opinion or the opinion of its counsel, may expose the Agent to liability or that is contrary to any Transaction Document or applicable law, including for the avoidance of doubt any action that may be in violation of the automatic stay under the Bankruptcy Code of the United States, and all other liquidation, conservatorship, bankruptcy, assignment for the benefit of creditors, moratorium, rearrangement, receivership, insolvency, reorganization, or similar debtor relief laws of the United States or other applicable jurisdictions from time to time in effect (a “Debtor Relief Law”); and

(iii) shall not, except as expressly set forth herein and in the other Transaction Documents, have any duty to disclose, and shall not be liable for the failure to disclose, any information relating to the Company or any of its affiliates that is communicated to or obtained by the Person serving as the Agent or any of its affiliates in any capacity.

24.3. Limitation on Liability. The Agent shall not be liable for any action taken or not taken by it (a) with the consent or at the request of the Requisite Holders (or such other number or percentage of the Investors as the Agent shall believe in good faith shall be necessary under the applicable circumstances), or (b) in the absence of its own gross negligence or willful misconduct as determined by a court of competent jurisdiction by final and nonappealable judgment. The Agent shall be deemed not to have knowledge of any Event of Default unless and until notice describing such Event of Default is given in writing to the Agent by the Company or an Investor.

24.4. No Duty to Inquire. The Agent shall not be responsible for or have any duty to ascertain or inquire into (i) any statement, warranty or representation made in or in connection with this Agreement or any other Transaction Document, (ii) the contents of any certificate, report or other document delivered hereunder or thereunder or in connection herewith or therewith, (iii) the performance or observance of any of the covenants, agreements or other terms or conditions set forth herein or therein or the occurrence of any Event of Default, (iv) the validity, enforceability, effectiveness or genuineness of this Agreement, any other Transaction Document or any other agreement, instrument or document or (v) the satisfaction of any condition set forth herein, other than to confirm receipt of items expressly required to be delivered to the Agent.

24.5. Agent’s Reliance. The Agent shall be entitled to rely upon, and shall not incur any liability for relying upon, any notice, request, certificate, consent, statement, instrument, document or other writing (including any electronic message, Internet or intranet website posting or other distribution) believed by it to be genuine and to have been signed, sent or otherwise authenticated by the proper Person. The Agent also may rely upon any statement made to it orally or by telephone and believed by it to have been made by the proper Person, and shall not incur any liability for relying thereon. In determining compliance with any condition hereunder to the making of any advance that by its terms must be fulfilled to the satisfaction of an Investor, the Agent may presume that such condition is satisfactory to such Investor unless the Agent shall have received notice to the contrary from such Investor prior to such Investor funding such advance. The Agent may consult with legal counsel (who may be counsel for the Company), independent accountants and other experts selected by it, and shall not be liable for any action taken or not taken by it in accordance with the advice of any such counsel, accountants or experts.

24.6. Delegation of Duties. The Agent may perform any and all of its duties and exercise its rights and powers by or through its affiliates, partners, directors, officers, employees, agents, trustees, administrators, managers, advisors and representatives of such Person and such Person’s affiliates (a “Related Party”). The exculpatory provisions of this paragraph 24 shall apply to any such Related Parties of the Agent.

24.7. Agent’s Resignation. The Agent may at any time give notice of its resignation to the Investors and the Company. Upon receipt of any such notice of resignation, the Requisite Holders shall have the right, in consultation with the Company, to appoint a successor Agent, who shall be one of the Investors. If no such successor shall have been so appointed by the Requisite Holders and shall have accepted such appointment within thirty (30) days after the retiring Agent gives notice of its resignation (or such earlier day as shall be agreed by the Required Lenders) (the “Resignation Effective Date”), then the retiring Agent may (but shall not be obligated to) on behalf of the Investors, appoint a successor Agent who shall be one of the Investors. Whether or not a successor has been appointed, such resignation shall become effective in accordance with such notice on the Resignation Effective Date. With effect from the Resignation Effective Date, (1) the retiring Agent shall be discharged from its duties and obligations hereunder and under the other Transaction Documents (except that in the case of any collateral security held by the Agent on behalf of the Investors under any of the Transaction Documents, the retiring Agent shall continue to hold such collateral security until such time as a successor Agent is appointed), and (2) except for any indemnity payments or other amounts then owed to the retiring Agent, all payments, communications and determinations provided to be made by, to or through the Agent shall instead be made by or to each Investor directly, until such time, if any, as the Requisite Lenders appoint a successor Agent as provided for above. Upon the acceptance of a successor’s appointment as Agent hereunder, such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of the retiring Agent (other than any rights to indemnity payments or other amounts owed to the retiring Agent as of the Resignation Effective Date), and the retiring Agent shall be discharged from all of its duties and obligations hereunder or under the other Transaction Documents (if not already discharged therefrom as provided above in this paragraph). After the retiring Agent’s resignation hereunder and under the other Transaction Documents, the provisions of this Article and the other Transaction Documents shall continue in effect for the benefit of such retiring Agent and its respective Related Parties in respect of any actions taken or omitted to be taken by any of them (i) while the retiring Agent was acting as Agent, and (ii) after such resignation for as long as any of them continues to act in any capacity hereunder or under the other Transaction Documents, including (a) acting as collateral agent or otherwise holding any collateral security on behalf of any of the Investors, and (b) in respect of any actions taken in connection with transferring the agency to any successor Agent.

24.8. No Investor Reliance. Each Investor acknowledges that it has, independently and without reliance upon the Agent or any other Investor or any of their Related Parties and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into each Transaction Document to which it is a party. Each Investor also acknowledges that it will, independently and without reliance upon the Agent or any other Investor or any of their Related Parties and based on such documents and information as it shall from time to time deem appropriate, continue to make its own decisions in taking or not taking action under or based upon this Agreement, any other Transaction Document or any related agreement or any document furnished hereunder or thereunder.

24.9. Agent May File Proofs of Claim. In case of the pendency of any proceeding under any Debtor Relief Law or any other judicial proceeding relative to the Company, the Agent (irrespective of whether the principal of any advance shall then be due and payable as herein expressed or by declaration or otherwise and irrespective of whether the Agent shall have made any demand on the Company) shall be entitled and empowered, by intervention in such proceeding or otherwise:

(i) to file and prove a claim for the whole amount of the principal and interest owing and unpaid in respect of the advances and all other obligations that are owing and unpaid under the Notes and to file such other documents as may be necessary or advisable in order to have the claims of the Investors and the Agent (including any claim for the reasonable compensation, expenses, disbursements and advances of the Investors and the Agent and their respective agents and counsel and all other amounts due the Investors and the Agent hereunder allowed in such judicial proceeding; and

(ii) to collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same to the Investors on a ratable basis, based upon the Investor’s outstanding advances under the Notes;

and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Investor to make such payments to the Agent and, in the event that the Agent shall consent to the making of such payments directly to the Investors, to pay to the Agent any amount due for the Agent’s actual, out-of-pocket expenses (including reasonable attorneys’ and disbursements fees), and any other amounts due the Agent hereunder.

Nothing contained herein shall be deemed to authorize the Agent to authorize or consent to or accept or adopt on behalf of any Lender any plan of reorganization, arrangement, adjustment or composition affecting the Obligations or the rights of any Investor to authorize the Agent to vote in respect of the claim of any Investor in any such proceeding.

24.10. Advance Authorizations. Without limiting the provisions of the preceding paragraph, the Investors irrevocably authorize the Agent, at its option and in its sole discretion:

(i) to release any Lien on any property granted to or held by the Agent under any Transaction Document (1) upon the payment in full of all Obligations (other than contingent indemnification obligations), (2) that is sold or otherwise disposed of or to be sold or otherwise disposed of as part of or in connection with any sale or other disposition expressly permitted hereunder or under any other Transaction Document, or (3) if approved, authorized or ratified in writing by the Requisite Holders; and

(ii) to (1) take all such actions as may be required under the Intercreditor Agreement; or (2) subordinate any Lien on any property granted to or held by the Agent under any Transaction Document to the holder of any Lien on such property that is expressly permitted hereunder or under any Transaction Document.

Upon request by the Agent at any time, the Requisite Holders will confirm in writing the Agent’s authority to release or subordinate its interest in particular types or items of property.

24.11. Limited Duty Regarding Collateral. Agent shall not be responsible for or have a duty to ascertain or inquire into any representation or warranty regarding the existence, value or collectability of the Collateral, the existence, priority or perfection of the Agent’s Lien thereon, or any certificate prepared by the Company in connection therewith, nor shall the Agent be responsible or liable to the Investors for any failure to monitor or maintain any portion of the Collateral. The Agent, on behalf of and for the benefit of the Investors, shall hold in accordance with the Transaction Documents all items of Collateral or interests therein received or held by Agent. Any and all proceeds received by the Agent with respect to the Collateral shall be applied in the manner set forth in the SPA and the Notes.

24.12. Reimbursement by Investors. To the extent that the Company for any reason fails to indefeasibly pay any amount required under Section 19 hereof, or under the Intercreditor Agreement to be paid by it to the Agent (or any sub-agent thereof), each Investor severally agrees to pay to the Agent (or any such sub-agent), such Investor’s pro rata share (determined as of the time that the applicable unreimbursed expense or other payment is sought based on each Investor’s share of the aggregate Obligations of all Investors at such time) of such unpaid amount (including any such unpaid amount in respect of a claim asserted by such Investor), such payment to be made severally among them based on such Investor’s applicable percentage of the aggregate Obligations (determined as of the time that the applicable unreimbursed expense or indemnity payment is sought), provided that the unreimbursed expense or other loss, claim, damage, liability or related expense, as the case may be, was incurred by or asserted against the Agent (or any such sub-agent) in its capacity as such, or against any officer, director, employee, affiliate or agent of any of the foregoing acting for the Agent (or any such sub-agent), in connection with such capacity.

25. Miscellaneous. The headings of each section of this Agreement are for convenience only and shall not define or limit the provisions thereof. This Agreement and all rights and obligations hereunder shall be binding upon the Company and its successors and assigns, and shall inure to the benefit of the Agent, the Investors and their respective successors and assigns. If any term of this Agreement shall be held to be invalid, illegal or unenforceable, the validity of all other terms hereof shall in no way be affected thereby, and this Agreement shall be construed and be enforceable as if such invalid, illegal or unenforceable term had not been included herein. The Company acknowledges receipt of a copy of this Agreement.

IN WITNESS WHEREOF, intending to be legally bound, the Company, the Agent and each Investor has caused this Agreement to be duly executed as of the date first above written.

CREATD, INC.

By:	/s/
Title:

LIND GLOBAL MACRO FUND, LP, in its capacity as an Investor

By:	/s/
Title:

BRIO MASTER CAPITAL FUND, LTD., in its capacity as an Investor

By:	/s/
Title:

L1 Capital Global Opportunities Master Fund, in its capacity as an Investor

By:	/s/
Title:

Accepted:

LIND GLOBAL MACRO FUND, LP as Agent

By:	/s/
Title:

CERTIFICATE OF ACKNOWLEDGMENT

COMMONWEALTH OR STATE OF	)
) ss.
COUNTY OF	)

Before me, the undersigned, a Notary Public in and for the county aforesaid, on this __ day of May, 2021, personally appeared __________________ to me known personally, and who, being by me duly sworn, deposes and says that he/she is the _____________ of Creatd, Inc. and that said instrument was signed and sealed on behalf of said corporation by authority of its Board of Directors, and said ______________ acknowledged said instrument to be the free act and deed of said corporation.

(official signature and seal of notary)
My commission expires:t